UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2006


                       Monolithic System Technology, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-32929
                            (Commission File Number)

            Delaware                                      77-0291941
   (State or other jurisdiction                        (I.R.S. Employer
        of incorporation)                             Identification No.)


                             755 N. Mathilda Avenue
                           Sunnyvale, California 94085
             (Address of principal executive offices, with zip code)

                                 (408) 731-1800
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

     The Registrant, Monolithic System Technology, Inc. ("MoSys" or the "Company") and James R. Pekarsky entered into an employment offer letter agreement, which was effective as of March 20, 2006. Pursuant to this agreement, Mr. Pekarsky: (i) agreed to serve as Chief Financial Officer of the Company,
(ii) will receive an annualized base salary of $200,000, (iii) has been granted an option (the "Option") to purchase 300,000 shares of the Company's common stock as a new employee hiring inducement grant and not under the Company's Amended and Restated 2000 Stock Option and Equity Incentive Plan. The Option has a four-year vesting schedule, such that 25% of the total number of shares subject to the Option will vest on the first anniversary of Mr. Pekarsky's employment with the Company and 1/48 of the shares subject to the Option will vest at the end of each successive calendar month thereafter, subject in all events to Mr. Pekarsky's continued service with the Company.

     The Company and Mr. Pekarsky also entered into a Change-in-Control Agreement, a Mutual Agreement to Arbitrate, an Indemnity Agreement and the Company's standard form Employment Confidential Information and Invention Assignment Agreement, all effective on March 20, 2006. The Change-in-Control Agreement provides, amongst other things, that in the event of termination of Mr. Pekarsky's employment by Mr. Pekarsky for Good Reason (as defined below) within two years following a Change-in-Control (as defined below), Mr. Pekarsky will be entitled to, amongst other things, the immediate and unconditional vesting of 50 percent of the then unvested stock options and stock awards previously granted to Mr. Pekarsky and, for the one-year period following termination, the right to exercise any stock options or other awards held by him. The Change-in-Control Agreement defines "Good Reason" as assignment to Mr. Pekarsky of duties incompatible with his position, failure to maintain Mr. Pekarsky in this position and its reporting relationship or a substantial diminution in the nature of Mr. Pekarsky's authority or responsibilities; reduction in Mr. Pekarsky's then current base salary or in the bonus or incentive compensation opportunities or benefits coverage available during the term of the Change-in-Control Agreement, except pursuant to an across-the-board reduction similarly affecting all senior executives of MoSys; termination of Mr. Pekarsky's employment, for any reason other than death, disability, voluntary termination or misconduct; relocation of Mr. Pekarsky's principal place of business to a location more than 30 miles from the location of such office on the date of the Change-in-Control Agreement; MoSys's failure to pay Mr. Pekarsky any material amounts otherwise vested and due to him under the Change-in-Control Agreement or under any plan, program or policy of MoSys; or failure of a successor to MoSys following a Change-in-Control to expressly assume or affirm MoSys's obligations under the Change-in-Control Agreement. Under the Change-in-Control Agreement, a "Change-in-Control" is defined as an acquisition of 45% or more of the Company's outstanding voting securities by one individual or entity or a group of stockholders or an acquisition of the Company which results in the incumbent directors of Mosys immediately prior to the acquisition not comprising at least a majority of the board of directors of the resulting corporation, a new stockholder or group who did not previously own 45% or more of the outstanding voting securities of the resulting corporation or other entity becoming an owner of at least 45% of the outstanding voting securities of such resulting corporation or other entity, or the Company's old stockholders retaining less than 50% of the Company's outstanding voting securities.


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On March 24, 2006, MoSys announced the appointment of James R. Pekarsky as Chief Financial Officer, effective on March 20, 2006. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The description of the material terms of Mr. Pekarsky's employment with the Company as described under Item 1.01 above is incorporated by reference in response to this Item 5.02.

     Prior to becoming the Company's Chief Financial Officer, Mr. Pekarsky served as Chief Financial Officer of AccelChip, which was acquired by Xilinx in January 2006, from November 2003 until January 2006. Prior to joining AccelChip, Mr. Pekarsky served as CFO of Virage Logic from May 1999 to November 2003. Prior positions include Director and General Manager at Mentor Graphics from January 1997 to May 1999, including its Emulation Division in Paris, France and Embedded Software Division in San Jose, California. Before joining Mentor Graphics, Mr. Pekarsky held senior management positions in finance and operations at Advanced Molecular Systems, Sclavo Diagnostics, a clinical diagnostic company in Milan, Italy, and Bio-Rad Laboratories. Mr. Pekarsky is 46 years-old and received a bachelor of science in Accounting from Indiana University of Pennsylvania and an MBA in Finance from Golden Gate University.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                                    Description
--------------------------------------------------------------------------------
       99.1                      Press Release issued March 24, 2006


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONOLITHIC SYSTEM TECHNOLOGY, INC.



Date: March 23, 2006                   By: /s/ Chester J. Silvestri
                                           ------------------------
                                           Chester J. Silvestri
                                           Chief Executive Officer and Director


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                  Description
--------------------------------------------------------------------------------
     99.1                    Press Release issued March 24, 2006


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